                                                                   EXHIBIT 10.2

                                 LEASE AGREEMENT

                                      (Net)

                             BASIC LEASE INFORMATION

LEASE DATE:                       June 19, 1995

LESSOR:                           Principal Mutual Life Insurance Company

LESSOR'S ADDRESS:                 P.O. Box 19693, 30 Executive Park, Suite 100
                                  Irvine, California 92713-9693

LESSEE:                           Dense-Pac Microsystems, Inc.,
                                  A California Corporation

LESSEE'S ADDRESS:                 7321 Lincoln Way
                                  Garden Grove, CA  92641

PREMISES:                         Approximately 21,346 square feet as shown on
                                   Exhibit A

PREMISES ADDRESS:                 7321 Lincoln Way
                                  Garden Grove, CA  92641

                                  BUILDING:                  37,060 square feet
                                  PARK:                      122,626 square feet

TERM: September 1, 1995 ("Commencement Date"), through January 31, 2001 ("Expiration Date")

BASE RENT (PARAGRAPH 3):          Ten Thousand Five Hundred Fifty-Eight and
                                  13/100 Dollars ($10,558.13) per month

ADJUSTMENTS TO BASE RENT:         Months   1 - 4      $     0.00 (Rent Waiver Period)
                                  Months  5 - 12      $10,558.13 per month
                                  Months 13 - 36      $11,354.97 per month
                                  Months 37 - 65      $12,151.81 per month

SECURITY DEPOSIT (PARAGRAPH 4.A): $14,360.00

CLEANING DEPOSIT (PARAGRAPH 4.B): None

LESSEE'S SHARE OF OPERATING EXPENSES (PARAGRAPH 6.A):            57.60 % of the Building
LESSEE'S SHARE OF TAX EXPENSES (PARAGRAPH 6.B):                  57.60 % of the Building
LESSEE'S SHARE OF COMMON AREA UTILITY COSTS (PARAGRAPH 7):       57.60 % of the Building

PERMITTED USES:                   General and administrative offices, warehouse
                                  and lab areas relating to the research and development, manufacture, assembly and shipment of Lessee's products.

GENERAL LIABILITY INSURANCE       Bodily injury limit of not less than
    AMOUNT (PARAGRAPH 12):          $1,000,000 per occurrence;
                                  Property damage limit of not less than
                                    $1,000,000 per occurrence;
                                  Combined single limit of not less than
                                    $1,000,000.

UNRESERVED PARKING SPACES:        Eighty-Six (86) nonexclusive and undesignated
                                    spaces

BROKER (PARAGRAPH 38):            None.

EXHIBITS:                         Exhibit A - Premises, Building, Lot and/or
                                    Park
                                  Exhibit B - Tenant Improvements
                                  Exhibit C - Rules and Regulations
                                  Exhibit D - CC&Rs
                                  Exhibit E - Sign Criteria
                                  Exhibit F - Hazardous Materials Disclosure
                                    Certificate
                                  Exhibit G - Change of Commencement Date --
                                    Example only.


ADDENDA:                          Addendum I:  Option to Extend the Lease Term.
                                    Addendum II:  Early Possession Agreement

                                 LEASE AGREEMENT

DATE: This Lease is made and entered into as of the Lease Date defined on Page 1. The Basic Lease information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1. PREMISES: Lessor hereby leases the Premises to Lessee upon the terms and conditions contained herein. Lessor hereby grants to Lessee a revocable license for the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Area of the Park, subject to the terms of this Lease.

2. ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES: If Lessor cannot deliver possession of the Premises on the Commencement Date, Lessor shall not be subject to any liability nor shall the validity of the Lease be affected; provided the Lease term and the obligation to pay Rent shall commence on the date possession is tendered and the termination date shall be extended by a period of time equal to the period computed from the Commencement Date to the date possession is tendered by Lessor to Lessee. In the event the commencement date of this Lease is other than the Commencement Date provided on Page 1, Lessor and Lessee shall execute a written amendment to this Lease, substantially in the form of Exhibit G hereto, wherein the parties shall specify the actual commencement date, termination date and the date on which Lessee is to commence paying Rent. In the event that Lessor permits Lessee to occupy the Premises prior to the Commencement Date, such occupancy shall be at Lessee's sole risk and subject to all the provisions of this Lease, including, but not limited to, the requirement to pay Rent and the Security Deposit, and to obtain the insurance required pursuant to this Lease and to deliver insurance certificates as required herein. In addition to the foregoing, Lessor shall have the right to impose such reasonable additional conditions on Lessee's early entry as Lessor shall deem appropriate. By taking possession of the Premises, Lessee shall be deemed to have accepted the Premises in a good, clean and (except for the Tenant Improvements and Repairs to Premises delineated in Exhibit "B" of this Lease) completed condition and state of repair and, so far as Lessee knows as of the date of this Lease, in compliance with all applicable laws, codes, regulations, administrative orders and ordinances, and subject to all matters of record. Lessee hereby acknowledges and agrees that neither Lessor nor Lessor's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Lessee's business, Lessee's intended use of the Premises or for any other purpose, and that neither Lessor nor Lessor's agents or representatives has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in this Lease and the Exhibits to the Lease.

3. RENT: On the date that Lessee executes this Lease, Lessee shall deliver to Lessor the original executed Lease, the Base Rent (which shall be applied against the Rent payable for the first month Lessee is required to pay Base
Rent), the Security Deposit, the Cleaning Deposit, and all insurance certificates evidencing the insurance required to be obtained by Lessee under Paragraph 12 of this Lease. Lessee agrees to pay Lessor, without prior notice or demand, or abatement, offset, deduction or claim, the Base Rent described on Page 1, payable in advance at Lessor's address shown on Page 1 on the first day of each month throughout the term of the Lease. In addition to the Base Rent set forth on Page 1, Lessee shall pay Lessor in advance and on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term), as additional rent Lessee's share, as set forth on Page 1, of Operating Expenses, Tax Expenses, Common Area Utility Costs, administrative expenses and Utility Expenses, as specified in Paragraphs 6.A., 6.B., 6.C. and 7 of this Lease, respectively. Additionally, Lessee shall pay to Lessor as additional rent hereunder, immediately on Lessor's demand therefor, any and all costs and expenses incurred by Lessor to enforce the provisions of this Lease, including, but not limited to, costs associated with any proposed assignment or subletting of all or any portion of the Premises by Lessee, costs associated with the delivery of notices, delivery and recordation of notice(s) of default, attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"). The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Lessor permits Lessee to occupy the Premises without requiring Lessee to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Lessee shall otherwise perform all other obligations of Lessee hereunder, including, but not limited to paying to Lessor any and all amounts considered additional rent, such as Lessee's share of Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses, and administrative expenses. If, at any time, Lessee is in default of or otherwise breaches any term, condition or provision of this Lease, any such waiver by Lessor of Lessee's requirement to pay rental payments shall be null and void and Lessee shall immediately pay to Lessor all rental payments waived by Lessor. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the

Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of termination occurs, as the case may be.

4.      SECURITY DEPOSIT AND CLEANING DEPOSIT:

        A. SECURITY DEPOSIT: Upon Lessee's execution of this Lease, Lessee shall deliver to Lessor, as a Security Deposit for the performance by Lessee of its obligations under this Lease, the amount described on Page 1. If Lessee is in default, Lessor may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the default or to compensate Lessor for all damages sustained by Lessor resulting from Lessee's default, including, but not limited to the Enforcement Expenses. Lessee shall, immediately on demand, pay to Lessor a sum equal to the portion of the Security Deposit so applied or used so as to replenish the amount of the Security Deposit held up to the amount initially deposited with Lessor. Concurrently with any increase in the Base Rent, Lessee shall deliver to Lessor an amount equal to such increase, which amount shall be added to the Security Deposit being held by Lessor and be deemed a part of such Security Deposit thereafter. At anytime after Lessee has defaulted hereunder, Lessor may require an increase in the amount of the Security Deposit required hereunder for the then balance of the Lease term and Lessee shall, immediately on demand, pay to Lessor additional sums in the amount of such increase. As soon as practicable after the termination of this Lease, Lessor shall return the Security Deposit to Lessee, less such amounts as are reasonably necessary, as determined solely by Lessor, to remedy Lessee's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear excepted. If the cost to restore the Premises exceeds the amount of the Security Deposit, Lessee shall promptly deliver to Lessor any and all of such excess sums as determined solely by Lessor. Lessor shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Lessee shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Lessee have the right to any use of the Security Deposit and, specifically, Lessee may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.

        B. [INTENTIONALLY OMITTED]

5. CONDITION OF PREMISES: Lessee hereby accepts the Premises in its current "as is" condition unless otherwise specified in Exhibit B, attached hereto and incorporated herein by this reference. If so specified in Exhibit B hereto, Lessor or Lessee, as the case may be, shall install the improvements ("Tenant Improvements") on the Premises as described and in accordance with the terms, conditions, criteria and provisions set forth in Exhibit B, attached and incorporated herein by this reference. Lessee acknowledges that neither Lessor nor any of Lessor's agents, representatives or employees has made any representations as to the suitability or fitness of the Premises for the conduct of Lessee's business or for any other purpose, and that neither Lessor nor any of Lessor's agents, representatives or employees has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in this Lease and in Exhibit B to this Lease.

6.      EXPENSES:

        A. OPERATING EXPENSES: In addition to the Base Rent set forth in Paragraph 3, Lessee shall pay its share, which is defined on Page 1, of all Operating Expenses as additional rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Lessor in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to on Page 1. For those Operating Expenses covered by subparagraphs 6.A. (i), (iv) and (viii) that are deemed by Lessor, pursuant to generally accepted accounting principles, to be capital costs, the Operating Expenses for a given year shall be equal to Lessee's share of the yearly pro rata cost of that expenditure, based upon its useful life. (By way of example, if the useful life of a capital item is five years, the Operating Expenses for a given year will be Lessee's share of 20% of the cost.) Removal or other abatement of asbestos or asbestos-containing materials from the Premises, Building, Park or Common Area shall also not be considered an Operating Expense, provided, however, that if the asbestos or asbestos-containing materials are (or were) installed by or on behalf of Lessee, Lessee may have independent obligations regarding them in Paragraphs 10 and 29. The amount of Lessee's share of Operating Expenses shall be reviewed from time to time by Lessor and shall be subject to modification by Lessor as reasonably determined by Lessor. These Operating Expenses may include, but are not limited to:

                  (i) Lessor's cost of non-structural repairs to and maintenance of the roof and exterior walls of the Building. Notwithstanding the foregoing sentence, in no event shall the cost of a complete or substantially complete roof replacement be deemed an Operating Expense;

                  (ii) Lessor's cost of maintaining the outside paved area, landscaping and other common areas for the Park. The term "Common Area" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leased exclusively to other tenants. The Common Area includes, but is not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, landscaped areas and similar areas and facilities;

                  (iii) Lessor's annual cost of insurance insuring against fire and extended coverage (including, if Lessor elects, "all risk" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park (including the Common Area), and rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six (6) months commencing on the date of loss;

                  (iv) Lessor's cost of modifications to the Building, the Common Area and/or the Park occasioned by any rules, laws or regulations effective subsequent to the commencement of the Lease;

                  (v) Lessor's cost of modifications to the Building, the Common Area and/or the Park occasioned by any rules, laws or regulations arising from Lessee's use of the Premises regardless of when such rules, laws or regulations became effective;

                  (vi) If Lessor elects to so procure, Lessor's cost of preventative maintenance, repair and replacement contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, and trash or refuse collection;

                  (vii) Lessor's cost of security and fire protection services for the Park, if in Lessor's sole discretion such services are provided;

                  (viii) Lessor's establishment of reasonable reserves for replacements and/or repairs of Common Area improvements, equipment and supplies;

                  (ix) Intentionally omitted

                  (x) Lessor's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park.

        B. TAX EXPENSES: In addition to the Base Rent set forth in Paragraph 3, Lessee shall pay its share, which is defined on Page 1, of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Lessee's personal property maintained on the Premises. The amount of Lessee's share of Tax Expenses shall be reviewed from time to time by Lessor and shall be subject to modification by Lessor as reasonably determined by Lessor. Lessee shall also pay any increase in real property taxes attributable, in Lessor's sole discretion, to any and all alterations, Tenant Improvements or other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Lessee. The term "Tax Expenses" includes, but is not limited to, any form of tax and assessment (general, special, ordinary or extraordinary), ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Lessor in the Premises, Lot or Park, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or the occupancy of Lessee or any other tax, fee, or excise, however described (excluding inheritance or estate taxes), including any value added tax, or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property tax.

        C. PAYMENT OF EXPENSES AND ADMINISTRATIVE EXPENSES: Lessor shall reasonably estimate Lessee's share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Lessee to Lessor, as additional rent, on the first (1st) day of each month and throughout the remaining months of such calendar year. Thereafter, Lessor may estimate such expenses as of the beginning of each calendar year and Lessee shall pay one-twelfth (1/12th) of such estimated amount as additional rent hereunder on the first day of each month during such calendar year and for each ensuing calendar year throughout the term of this Lease (including any extensions of the term). Not later than March 31 of each of the following calendar years, or as soon thereafter as reasonably possible, including the calendar year after the calendar year in which this Lease terminates or the term expires, Lessor shall furnish Lessee with a true and correct accounting of actual Operating Expenses and Tax Expenses upon Lessee's request. Within thirty
(30) days of Lessor's delivery of such accounting, Lessee shall pay to Lessor the amount of any underpayment. Lessor shall credit the amount of any overpayment by Lessee toward the next estimated monthly installment(s) falling due, or where the term of the Lease has expired, refund the amount of overpayment to Lessee within thirty (30) days of Lessor's delivery of accounting. Lessee, at its sole cost and expense through any certified public accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Lessor's reasonable business hours and not more frequently than once during any calendar year. Lessee's obligations to pay its share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

        If the term of the Lease expires prior to the annual reconciliation of expenses, Lessor shall have the right to reasonably estimate Lessee's share of such expenses, and if Lessor determines that an underpayment is due, Lessee hereby agrees that Lessor shall be entitled to deduct such underpayment from Lessee's Security Deposit, which shall be deemed payment to the extent of said deductions. If Lessor reasonably determines that an overpayment has been made by Lessee, Lessor shall refund said overpayment together with the return of Lessee's Security Deposit. Notwithstanding the foregoing, failure of Lessor to accurately estimate Lessee's share of such expenses shall not constitute a waiver of Lessor's right to collect any of Lessee's underpayment at anytime. Notwithstanding anything contained in this Paragraph 6.C to the contrary, to the extent that Lessor fails to bring suit against Lessee within the time limits codified in Code of Civil Procedure Section 337, et seq. for payment of Operating Expenses or Tax Expenses, nothing in the Paragraph 6.C shall be deemed a waiver on the part of Lessee of any defense based upon an applicable statute of limitations.

        In addition to the Base Rent set forth in Paragraph 3 hereof, Lessee shall pay Lessor, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term), as compensation to Lessor for accounting and management services rendered on behalf of the Park, an amount equal to ten percent (10%) of the aggregate of Lessee's share of (i) the total Operating Expenses and Tax Expenses as described in Paragraphs 6.A. and 6.B. above, respectively, and (ii) all Common Area Utility Costs for the Park as described in Paragraph 7. Lessee's obligations to pay its share of such administrative expenses shall survive the expiration or earlier termination of this Lease.

7. UTILITIES: Lessee shall pay the cost of all water, sewer use and connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Lessee. Lessee shall also pay its share of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated. For any such utility fees or use charges that are not billed or metered separately to Lessee, Lessee shall pay to Lessor, as additional rent, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease the amount which is attributable to Lessee's use of the Premises as reasonably estimated and determined by Lessor based upon factors such as size of the Premises and intensity of use of such utilities by Lessee such that Lessee shall pay the portion of such charges reasonably consistent with Lessee's use of such utilities ("Utility Expenses"). Subject to Paragraph 10 of this Lease, Lessee may, at any time and at Lessee's sole option and discretion, cause any of the utilities at the Premises, not currently separately metered, to be separately metered at Lessee's sole cost and expenses; if Lessee elects to do so, Lessor will not include any utility charges for the utility
(ies) Lessee elects to have separately metered in the Utility Expenses assessed against Lessee. If Lessee disputes any such estimate or determination, then Lessee shall either pay the estimated amount or cause the Premises to be separately metered at Lessee's sole expense. In addition, Lessee shall pay Lessor its share, which is described on Page 1, as additional rent, of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs") within fifteen (15) days after receiving a bill from Lessor. The amount of Lessee's share of Common Area Utility Costs shall be reviewed from time to time by Lessor and shall be subject to modification by Lessor as reasonably determined by Lessor. Lessee acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Lessee acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Lessor, Lessee, the Premises, the Building or the Park, and Lessee shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Lessee by reason of any such rationing or restrictions. Lessee further agrees to pay and discharge, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Lessee's use and occupancy thereof, or as a result directly or indirectly of any such rationing or restrictions.

8. LATE CHARGES: Lessee acknowledges that late payment (the tenth day of each month or anytime thereafter) by Lessee to Lessor of Base Rent, Lessee's share of Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses or other sums due hereunder, will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Lessee is not received by Lessor when due, Lessee shall promptly pay to Lessor all of the following, as applicable: (a) an additional sum equal to ten percent (10%) of such delinquent amount for the time period such payments are delinquent as a late charge for every month or portion thereof that such sums remain unpaid, (b) the amount of fifty dollars ($50) relating to checks for which there are not sufficient funds. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge or other charges shall not constitute a waiver by Lessor of Lessee's default with respect to the delinquent amount, nor prevent Lessor from exercising any of the other rights and remedies available to Lessor for any other breach of Lessee under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Lessor, at Lessor's sole option, can require the rent to be paid monthly in advance by cashier's check or by electronic funds transfer.

9. USE OF PREMISES: The Premises are to be used solely for the uses stated generally on Page 1 and for no other uses or purposes without Lessor's prior written consent which consent Lessor will not unreasonably withhold. The use of the Premises by Lessee and its agents, invitees and employees shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), and (b) any and all declarations of covenants, conditions and restrictions ("CC&Rs") and any supplement thereto which has been or hereafter is recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or any portion thereof.

        Lessee shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Lessor, other tenants or occupants of the Building, other buildings in the Park, or other persons or businesses in the Park, or injure or annoy other tenants or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, as determined by Lessor, in its sole discretion, for the benefit, quiet enjoyment and use by Lessor and all other tenants or occupants of the Building or other buildings in the Park; nor shall Lessee cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Area, including, but not limited to, any offensive odors, fumes or vibrations. Lessee shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Lessee shall not store, nor permit any other person or entity to store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises. Lessee shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises.

Lessee shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside Park; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except in refuse dumpsters or in any enclosed trash areas provided. Lessee shall honor the terms of all recorded CC&Rs relating to the Premises, the Building, the Lot and/or the Park. Lessee shall honor the rules and regulations set forth in Exhibit C, attached to and made a part of this Lease, and any other reasonable rules and regulations of Lessor now or hereafter enacted relating to parking and the operation of the Building and the Park.

         10. ALTERATIONS AND ADDITIONS: Subject to Paragraph 37, Lessee shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Lessor, which consent Lessor will not unreasonably withhold, provided that Lessor's prior written consent shall not be required for alterations and additions that are less than $1,000 per event, up to an aggregate of $10,000 throughout the Term of the Lease, inclusive of the Option to Extend. For any such alteration or addition, expressly permitted by Lessor or otherwise permitted by this Paragraph 10, Lessee shall deliver at least twenty (20) days prior notice to Lessor, from the date Lessee intends to commence construction, sufficient to enable Lessor to post a Notice of Non-Responsibility. In all events, Lessee shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Lessor. All alterations and additions shall be installed by a licensed contractor approved by Lessor, which approval Lessor will not unreasonably withhold, at Lessee's sole expense in compliance with all applicable Laws, CC&Rs, and Lessor's rules and regulations. Lessee shall be responsible, at its sole cost and expense, for removal or other abatement of asbestos or asbestos- containing materials installed by or on behalf of Lessee, where such removal or abatement is either required by law or otherwise prudent in the course of Lessee's performance of any alterations and additions pursuant to this Paragraph 10. This provision relating to asbestos and asbestos-containing materials shall in no way be deemed in lieu of any requirements of Lessee pursuant to Paragraph 29. Lessee shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Lessee. As a condition to Lessor's consent to the installation of any fixtures or improvements, Lessor may require Lessee to post and obtain a completion and indemnity bond for up to one hundred twenty-five percent (125%) of the cost of the work. Upon termination of this Lease, Lessee shall remove all signs, fixtures, furniture and furnishings and if requested by Lessor, remove any improvements made by Lessee and repair any damage caused by the installation or removal of such signs, fixtures, furniture, furnishings and improvements and leave the Premises in as good condition as they were in at the time of the commencement of this Lease, excepting for reasonable wear and tear. Reasonable wear and tear shall not include any damage or deterioration that would have been prevented by proper maintenance by Lessee or Lessee otherwise performing all of its obligations under this Lease.

11. REPAIRS AND MAINTENANCE: Lessee shall, at Lessee's sole cost and expense, keep and maintain the non-structural portion of the Premises described in this Paragraph below and the adjacent Park in good, clean and safe condition and repair to the reasonable satisfaction of Lessor including, but not limited to, repairing any damage caused by Lessee or its employees, representatives, agents, invitees, licensees or contractors. Without limiting the generality of the foregoing, Lessee shall be solely responsible for maintaining, repairing and replacing all interior plumbing and mechanical systems, heating, ventilation and air conditioning systems, interior electrical wiring and equipment, interior lighting, all interior glass, interior window casements, partitions, tenant signage, interior doors and door closers, fixtures, equipment, interior painting, and interior walls and floors of the Premises. Lessee's obligation to keep, maintain, preserve and repair the Premises and the adjacent Park shall specifically extend to the cleanup and removal of any and all Hazardous Materials (hereafter defined) occurring in, on or about the Premises, pursuant to Paragraph 29.

        Subject to the provisions of Paragraphs 6 and 9 of this Lease and except for repairs rendered necessary by the active or passive negligent acts or omissions of Lessee, its agents, customers, employees and invitees, Lessor agrees, at Lessor's expense, subject to reimbursement pursuant to Paragraph 6 above, to keep in good repair the plumbing and mechanical systems exterior to the Premises, roof membranes, signage (exclusive of tenant signage), exterior electrical wiring and equipment, exterior lighting, all exterior glass, exterior doors and entrances, exterior window casements, exterior doors and door closers, exterior painting, and underground utility and sewer pipes outside the exterior walls of the Building. Lessor reserves the right, but without the obligation, to procure and maintain the heating, ventilation and air conditioning systems maintenance contract and if Lessor so elects, Lessee will reimburse Lessor for the cost thereof in accordance with the provisions of Paragraph 6 above.

        Except for repairs rendered necessary by the active or passive negligent acts or omissions of Lessee, its agents, customers, employees and invitees, Lessor agrees, at Lessor's sole cost and expense, to keep in good repair the structural portions of the floors, foundations and exterior walls (exclusive of glass and exterior doors), and the structural portions of the roof (excluding the roof membrane) of the Building.

        Except for normal maintenance and repair of the items outlined above, Lessee shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Lessor which consent Lessor will not unreasonably withhold. If Lessee refuses or neglects to repair and maintain the Premises and the adjacent Park properly as required herein and to the reasonable satisfaction of Lessor, Lessor may, but without obligation to do so, at anytime make such repairs and/or maintenance without Lessor having any liability to Lessee for any loss or damage that may accrue to Lessee's merchandise, fixtures or other property, or to Lessee's business by reason thereof. In the event Lessor makes such repairs and/or maintenance, upon completion thereof Lessee shall pay to Lessor, as additional rent, the Lessor's costs for making such repairs and/or maintenance, plus ten percent (10%) for overhead, upon presentation of a bill therefor, plus any Enforcement Expenses. The obligations of Lessee hereunder shall survive the expiration of the term of this Lease or the earlier termination thereof. Lessee hereby waives any right to repair at the expense of Lessor under any applicable Laws now or hereafter in effect respecting the Premises.

12. INSURANCE: Lessee shall maintain in full force and effect at all times during the term of this Lease, at Lessee's sole cost and expense, for the protection of Lessee and Lessor, as their interests may appear, policies of insurance issued by a carrier or carriers acceptable to Lessor and its lender(s) which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employer's liability: as required by law with a minimum of $1,000,000; (iii) comprehensive general liability insurance (occurrence form) including blanket contractual liability, broad form property damage, premises, personal injury, completed operations, products liability, personal and advertising coverage, and fire damage with a combined single limit of not less than (the amount set forth on Page 1) per occurrence, and (the amount set forth on Page 1) per occurrence per location if Lessee has multiple locations, with deletion of (a) the exclusion for operations within fifty (50) feet of a railroad track (railroad protective liability), if applicable, and (b) the exclusion for explosion, collapse or underground hazard, if applicable, and if necessary, Lessee shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $1,000,000 per occurrence and insuring Lessee against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; and (v) "all risk" property insurance including boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, fixtures and equipment, including, without limitation, electronic data processing equipment, of Lessee (and coverage for the full replacement cost thereof including business interruption of Lessee), together with, if the property of Lessee's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises.

        Insurance required to be maintained by Lessee shall be written by companies licensed to do business in the State of California and having a "General Policyholders Rating" of at least A (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Guide." Lessee shall deliver to Lessor certificates of insurance for all insurance required to be maintained by Lessee hereunder at the time of execution of this Lease by Lessee. Lessee shall, at least thirty (30) days prior to expiration of each policy, furnish Lessor with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Lessor). If Lessee fails to maintain any insurance required in this Lease, Lessee shall be liable for all losses and costs resulting from such failure.

        Lessor, any property management company of Lessor for the Premises, any lender(s) of Lessor having a lien against the Premises, the Building, the Lot or the Park, and any joint venture partners of Lessor shall be named as additional insureds under all of the policies required in Paragraph 12.(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Lessee shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Lessor. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Lessee shall not limit Lessee's liability under this Lease.

13. LIMITATION OF LIABILITY AND INDEMNITY: Except for damage (or any portion of any damage) resulting from or contributed by the sole active gross negligence or willful misconduct of Lessor or its employees or authorized representatives, Lessee agrees to protect, defend (with counsel acceptable to Lessor) and hold Lessor and Lessor's lender(s), partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against any portion of any liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Lessee's use of the Premises and/or the Park, or the conduct of Lessee's business, or from any activity, work or thing done, permitted or suffered by Lessee in or about the Premises, or in any way connected with the Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Lessee, its agents or employees or third party persons. Lessee agrees that the obligations of Lessee herein shall survive the expiration or earlier termination of this Lease.

        Except for damage (or any portion of any damage) resulting from or contributed by the sole active gross negligence or willful misconduct of Lessor or its employees or representatives, Lessor shall not be liable to Lessee for any portion of any loss or damage to Lessee or Lessee's property, for any injury to or loss of Lessee's business or for any damage or injury to any person from any cause whatsoever, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or the Park. Lessee shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Lessor may be liable hereunder. Lessor and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building.

14.     ASSIGNMENT AND SUBLEASING:

         A. PROHIBITION: Lessee shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Lessee of all or any portion of the Premises without first obtaining the prior written consent of Lessor, which shall not be unreasonably withheld. If Lessee seeks to sublet or assign all or any portion of the Premises, Lessee shall deliver to Lessor at least thirty (30) days prior to the proposed commencement of the sublease or assignment (the "Proposed Effective Date") the following: (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Lessor may reasonably require; and (iii) a copy of the proposed sublease or assignment agreement and all agreements collateral thereto, which instrument shall include a provision whereby the assignee or sublessee assumes all of Lessee's obligations hereunder and agrees to be bound by the terms hereof. As additional rent hereunder, Lessee shall pay to Lessor a fee in in an amount not to exceed One Thousand Five Hundred Dollars ($1,500) plus Lessee shall reimburse Lessor for actual legal and other expenses incurred by Lessor in connection with any request by Lessee for Lessor's consent to assignment or subletting. In the event the sublease (1) by itself or taken together with prior sublease(s) covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Premises or (2) is for a term which by itself or taken together with prior or other subleases is greater than fifty percent (50%) of the period remaining in the term of this Lease as of the time of the Proposed Effective Date, then Lessor shall have the right, to be exercised by giving written notice to Lessee, to recapture the space described in the sublease. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease space, or, if the proposed sublease space covers all the Premises, it shall serve to terminate the entire term of this Lease, in either case as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof. If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Lessee to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Each permitted assignee or sublessee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Lessee for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Lessee's part to be performed or complied with, for the term of this Lease. No assignment or subletting shall affect the continuing primary liability of Lessee (which, following assignment, shall be joint and several with the assignee), and Lessee shall not be released from performing any of the terms, covenants and conditions of this Lease. For purposes hereof, in the event Lessee is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Lessee (whether pursuant to one or more transfers) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Lessee shall be deemed to be an assignment within the meaning of this Paragraph 14 and shall be subject to all the provisions hereof. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Lessee in this Lease, if any, shall not be assignable by Lessee unless expressly authorized in writing by Lessor.

        B. EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION: In the event of any sublease or assignment of all or any portion of the Premises where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Lessee shall pay the Lessor monthly, as additional rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder.

         C. WAIVER: Notwithstanding, and in the event of, any assignment or sublease of the entire Premises, or any indulgences, waivers or extensions of time granted by Lessor to any assignee or sublessee, or failure by Lessor to take action against any assignee or sublessee, Lessee waives notice of any default of any assignee or sublessee and agrees that Lessor may, at its option, proceed against Lessee without having taken action against or joined such assignee or sublessee, except that Lessee shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

         15. WAIVER OF SUBROGATION: Lessee and/or Lessor waive any right to recover against the other party for claims for damages to Lessee's or Lessor's property, including, but not limited to, personal property, fixtures and equipment, covered by insurance. This provision is intended to waive fully, and for the benefit of Lessor and Lessee, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Lessee or Lessor pursuant to this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance.

16. AD VALOREM TAXES: Prior to delinquency, Lessee shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Lessee; and if requested in writing by Lessor, Lessee shall promptly deliver to Lessor copies of receipts for payment of all such taxes and assessments within thirty (30) days of Lessor's written request. To the extent any such taxes are not separately assessed or billed to Lessee, Lessee shall pay the amount thereof as reasonably invoiced by Lessor.

17. SUBORDINATION: Without the necessity of any additional document being executed by Lessee for the purpose of effecting a subordination, and at the election of Lessor or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases or underlying leases, or Lessor's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Lessor or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Lessee shall, notwithstanding any subordination and upon the request of such successor to Lessor, attorn to and become the Lessee of the successor in interest to Lessor, provided such successor in interest will not disturb Lessee's use, occupancy or quiet enjoyment of the Premises so long as Lessee is not in default of the terms and provisions of this Lease. The successor in interest to Lessor following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Lessee might have against any prior lessor; (c) bound by prepayment of more than one (1) month's Rent; or (d) liable to Lessee for any Security Deposit not actually received by such successor in interest. Subsections (a) and (b) of the previous sentence are not intended to exonerate a successor to Lessor if the prior Lessor's acts or omissions constituted a breach of the Lease or of any duty owed to Lessee under the Lease by prior Lessor and continues uncured by the successor to Lessor after its acquisition of ownership. Lessee covenants and agrees to execute (and acknowledge if required by Lessor, any lender or ground lessor) and deliver, within fifteen (15) calendar days of a demand or request by Lessor and in the form reasonably requested by Lessor, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Lessee's failure to timely execute and deliver such additional documents shall, at Lessor's option, constitute a material default hereunder.

18. RIGHT OF ENTRY: Lessee grants Lessor or its agents the right to enter the Premises at all reasonable times for purposes of inspection, exhibition, posting of notices, repair or alteration. At Lessor's option, Lessor shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Lessee's vaults and safes. It is further agreed that Lessor shall have the right to use any and all means Lessor deems necessary to enter the Premises in an emergency. Lessor shall also have the right to place "for rent" signs, within 180 days prior to the expiration of this Lease or any exercised option period(s) thereof, and/or "for sale" signs on the outside of the Premises at any time. Lessee hereby waives any claim from damages or for any injury or inconvenience to or interference with Lessee's business, or any other loss occasioned thereby except for any claim (or any portion of any claim) for any of the foregoing arising out of, or contributed to by, the sole gross active negligent acts or willful misconduct of Lessor or its employees or its authorized representatives.

19. ESTOPPEL CERTIFICATE: Lessee shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Lessor, within fifteen (15) calendar days after Lessor provides such to Lessee, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder or specifying such defaults as are claimed, and such other matters as Lessor may reasonably require. Any such statement may be conclusively relied upon by Lessor and any prospective purchaser or encumbrancer of the Premises. Lessee's failure to deliver such statement within such time shall be conclusive upon the Lessee that (a) this Lease is in full force and effect, without modification except as may be represented by Lessor; (b) there are no uncured defaults in Lessor's performance; and (c) not more than one month's Rent has been paid in advance. Failure by Lessee to so deliver such certified estoppel certificate shall be a default of the provisions of this Lease.

20. LESSEE'S DEFAULT: The occurrence of any one or more of the following events shall, at Lessor's option, constitute a default and breach of this Lease by Lessee:

                  (i) The abandonment of the Premises by Lessee for a period of ten (10) consecutive days, and Lessee waives any right to notice Lessee may have under applicable law;

                  (ii) The failure by Lessee to make any payment of Rent or any other payment required hereunder on the date said payment is due;

                  (iii) The failure by Lessee to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except default in the payment of Rent); provided, if such default is susceptible of cure and Lessee has promptly commenced the cure of such default and is diligently prosecuting such cure to completion, then the same must remain uncured for a period, unless otherwise noted herein, of thirty (30) days after written notice. The failure by Lessee to observe, perform or comply with any of the conditions, covenants, or provisions of this Lease (except default in the payment of Rent) and such failure continues for a period of fifteen (15) days after written notice from Lessor; provided, however, that if the nature of Lessee's obligation is such that more than fifteen (15) days is reasonably necessary for its performance, then Lessee shall not be in breach or default of this Lease if performance of such obligation is commenced within fifteen (15) days of written notice from Lessor and thereafter diligently pursued to completion by Lessee;

                  (iv) The making of a general assignment by Lessee for the benefit of creditors, the filing of a voluntary petition by Lessee or the filing of an involuntary petition by any of Lessee's creditors seeking the rehabilitation, liquidation, or reorganization of Lessee under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Lessee's assets or this leasehold, Lessee's insolvency or inability to pay Lessee's debts or failure generally to pay Lessee's debts when due, any court entering a decree or order directing the winding up or liquidation of Lessee or of substantially all of Lessee's assets, Lessee taking any action toward the dissolution or winding up of Lessee's affairs, the cessation or suspension of Lessee's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Lessee's assets or this leasehold;

                  (v) Lessee's use or storage of Hazardous Materials on the Premises other than as permitted by the provisions of Paragraph 29 below;

                  (vi) The making of any material misrepresentation or omission by Lessee in any materials delivered by or on behalf of Lessee to Lessor pursuant to this Lease; or

                  (vii) Intentionally Omitted

21. REMEDIES FOR LESSEE'S DEFAULT: In the event of Lessee's default or breach of the Lease, Lessor may terminate Lessee's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Lessor this Lease shall terminate on the date specified by Lessor in such notice and Lessee shall immediately surrender possession of the Premises to Lessor. In addition, the Lessor shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Lessee, Lessor may consider any personal property belonging to Lessee and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Lessor pursuant to this Paragraph 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Lessee. If Lessor relets the Premises or any portion thereof, (i) Lessee shall be liable immediately to Lessor for all costs Lessor incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs, and (ii) the rent received by Lessor from such reletting shall be applied to the payment of, first, any indebtedness from Lessee to Lessor other than Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses; second, all costs including maintenance, incurred by Lessor in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses due under this Lease. After deducting the payments referred to above, any sum remaining from the rental Lessor receives from reletting shall be held by Lessor and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Lessee be entitled to any excess rent received by Lessor. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Lessor other than giving written notice to Lessee shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Lessor's initiative to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession. So long as this Lease is not terminated, Lessor shall have the right to remedy any default of Lessee, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Lessor's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

        If Lessee breaches this Lease and abandons the property before the end of the term, or if Lessee's right to possession is terminated by Lessor because of a breach or default of the Lease, then in either such case, Lessor may recover from Lessee all damages suffered by Lessor as a result of Lessee's failure to perform its obligations hereunder, including, but not limited to, the cost of any tenant improvements, and all costs Lessor incurs in reletting the Premises or any part thereof, including without limitation, brokerage or leasing commissions, expenses of cleaning, redecorating, and further improving the Premises and like costs, and the worth at the time of the award (computed in accordance with Paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease term exceeds the amount of such loss of Rent for the same period which Lessee proves could be reasonably avoided by Lessor and in such case, Lessor prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Lessor because of Lessee's failure to perform its obligations hereunder; provided, however, that even though Lessee has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Lessor does not terminate Lessee's right of possession, and until such termination, Lessor shall have the remedy described in Section 1951.4 of the California Civil Code (Lessor may continue this Lease in effect after Lessee's breach and abandonment and recover Rent as it becomes due, if Lessee has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Lessee as it becomes due hereunder. The "worth at the time of the award" within the meaning of SubParagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Lessee waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Lessee is evicted or Lessor takes possession of the Premises by reason of any default of Lessee hereunder.

        The foregoing rights and remedies of Lessor are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Lessor may have, and to any remedies Lessor may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Lessee defaults or otherwise breaches this Lease, any and all Base Rent waived by Lessor under Paragraph 3 above shall be immediately due and payable to Lessor and all options granted to Lessee hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Lessor.

        The waiver by Lessor of any default or breach of any provision of this Lease shall not be deemed or construed a waiver of any other breach or default by Lessee hereunder or of any subsequent breach or default of this Lease, except for the default specified in the waiver.

22. HOLDING OVER: If Lessee holds possession of the Premises after the expiration of the term of this Lease with Lessor's consent, Lessee shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 150% of the Base Rent due on the last month of the Lease term, payable in advance on or before the first day of each month. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Lessee shall continue in possession until such tenancy shall be terminated by either Lessor or Lessee giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This Paragraph shall not be construed as Lessor's permission for Lessee to hold over. Acceptance of Base Rent by Lessor following expiration or termination of this Lease shall not constitute a renewal of this Lease.

23. LESSOR'S DEFAULT: Lessor shall not be deemed in breach or default of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor hereunder. For purposes of this provision, a reasonable time shall in no event be more than thirty (30) days after receipt by Lessor of written notice specifying the nature of the obligation Lessor has not performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Lessor shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty
(30) day period and thereafter diligently pursued to completion.

24. PARKING: Lessee shall have a license to use the number of undesignated and nonexclusive parking spaces set forth on Page 1. Lessor shall exercise reasonable efforts to insure that such spaces are available to Lessee for its use, but Lessor shall not be required to enforce Lessee's right to use the same.

25. SALE OF PREMISES: In the event of any sale of the Premises by Lessor, Lessor shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder as of the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Lessor under this Lease. Lessee agrees to attorn to such new owner provided such new owner does not disturb Lessee's use, occupancy or quiet enjoyment of the Premises so long as Lessee is not in default of any of the provisions of this Lease.

26. WAIVER: No delay or omission in the exercise of any right or remedy of Lessor on any default by Lessee shall impair such a right or remedy or be construed as a waiver.

        The subsequent acceptance of Rent by Lessor after breach by Lessee of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent payment (or portion thereof) involved, and shall not prevent Lessor from maintaining an unlawful detainer or other action based on such breach.

        No payment by Lessee or receipt by Lessor of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease.

27. CASUALTY DAMAGE: If the Premises or any part thereof shall be damaged by fire or other casualty, Lessee shall give prompt written notice thereof to Lessor. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Lessor's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), Lessor may, at its option, terminate this Lease by notifying Lessee in writing of such termination within sixty (60) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Lessor does not elect to terminate this Lease and provided insurance proceeds and any contributions from Lessee, if necessary, are available to fully repair the damage, Lessor shall within ninety (90) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Lessor shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty; provided, Lessor shall not be required to rebuild, repair, or replace any part of Lessee's furniture, furnishings or fixtures and equipment removable by Lessee or any improvements, alterations or additions installed by or for the benefit of Lessee under the provisions of this Lease. Lessor shall not in any event be required to spend for such work an amount in excess of the insurance proceeds and any contributions from Lessee, if necessary, actually received by Lessor as a result of the fire or other casualty. Lessor shall not be liable for any inconvenience or annoyance to Lessee, injury to the business of Lessee, loss of use of any part of the Premises by the Lessee or loss of Lessee's personal property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Lessor shall allow Lessee a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or active or passive negligence or omissions of Lessee or any of Lessee's agents, employees, or invitees, the Rent shall not be diminished during the repair of such damage and Lessee shall be liable to Lessor for the reasonable cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. In the event the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Lessor shall have the right to terminate this Lease by delivering written notice of termination to Lessee within forty-five (45) days after the date of notice to Lessee of any such event, whereupon all rights and obligations shall cease and terminate hereunder.

        Except as otherwise provided in this Paragraph 27, Lessee hereby waives the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code.

28. CONDEMNATION: If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Lessee or Lessor may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Lessee shall not because of such condemnation assert any claim against Lessor or the condemning authority for any compensation because of such condemnation, and Lessor shall be entitled to receive the entire amount of any award without deduction for any estate of interest or interest of Lessee. If a substantial portion of the Premises, Building or the Lot is so Condemned, Lessor at its option which option Lessor will reasonably exercise, may terminate this Lease. If Lessor does not elect to terminate this Lease, Lessor shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Lessee, as solely determined by Lessor, for the Rent corresponding to the time during which, and to the part of the Premises of which, Lessee is deprived on account of such partial condemnation and restoration. Lessor shall not be required to spend funds for restoration in excess of the amount received by Lessor as compensation awarded.

29. ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS: Concurrently with executing this Lease, and within thirty (30) days of each anniversary of the Commencement Date during the term of this Lease, Lessee shall execute, and deliver to Lessor, the Hazardous Materials Disclosure Certificate in substantially the form attached as Exhibit F, and any other reasonably necessary documents as requested by Lessor. Subject to the remaining provisions of this Paragraph, Lessee shall be entitled to use and store only those Hazardous Materials (defined below), that are necessary for Lessee's business and to the extent disclosed in the Hazardous Materials Disclosure Certificate, provided that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Lessee or the Premises (collectively, the "Environmental Laws"). Lessor shall have the right at all times during the term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Lessee is in compliance with the provisions of this Paragraph so long as the Lessor uses its best efforts not to unreasonably interfere with Lessee's business operations, and (iii) request lists of all Hazardous Materials used, stored or located on, under or about the Premises; the cost of all such inspections, tests and investigations to be borne by Lessee, if Lessor reasonably believes they are necessary. Lessee shall give to Lessor immediate verbal and follow-up written notice of any spills, releases or discharges of Hazardous Materials on, under or about the Premises, or in any Common Areas or parking lots (if not considered part of the Premises). Lessee covenants to promptly investigate, clean up and otherwise remediate any spill, release or discharge of Hazardous Materials caused by the acts (active or passive) or omissions of Lessee, or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors at Lessee's sole cost and expense; such investigation, clean up and remediation to be performed after Lessee has obtained Lessor's written consent, which shall not be unreasonably withheld; provided, however, that Lessee shall be entitled to respond immediately to an emergency without first obtaining Lessor's written consent. If Lessee fails to so promptly investigate, clean up or otherwise remediate, Lessor may, but without obligation to do so, take any and all steps necessary to rectify the same and Lessee shall promptly reimburse Lessor, upon demand, for all costs and expenses to Lessor of performing investigation and remediation work. Lessee shall indemnify, defend (with counsel acceptable to Lessor) and hold Lessor and Lessor's lenders, partners, property management company (if other than Lessor), directors, officers, employees, representatives, contractors and shareholders and each of their respective successors and assigns harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses, suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising at any time during or after the term of this Lease in connection with or related to the use, presence, transportation, storage, disposal, spill, release or discharge of Hazardous Materials on, in or about the Premises as a result (directly or indirectly) of the acts (active or passive) or omissions of Lessee, its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors. Lessee shall not be entitled to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Lessor, which may be given or withheld in Lessor's sole discretion. Neither the written consent of Lessor to the presence of Hazardous Materials on, under or about the Premises nor the strict compliance by Lessee with all Environmental Laws shall excuse Lessee from its obligation of indemnification pursuant hereto. As used herein, the term Hazardous Materials shall mean (i) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (ii) petroleum and petroleum by products; (iii) asbestos; (iv) polychlorinated biphenyls; and (v) radioactive materials. The provisions of this Paragraph shall survive the termination of this Lease. If it is determined by Lessor that Lessee, its use of the Premises, Building and/or Park, or the condition of the Premises, Building and/or Park is not in compliance with all Environmental Laws at the expiration or termination of this Lease, then at Lessor's sole option, Lessor may require Lessee to hold over possession of the Premises until Lessee can surrender the Premises to Lessor in compliance with all Environmental Laws. Any such holdover by Lessee will be with Lessor's consent, will not be terminable by Lessee in any event or circumstance and will otherwise be subject to the provisions of Paragraph 22 of this Lease.

30. FINANCIAL STATEMENTS: Lessee, for the reliance of Lessor, any lender holding or anticipated to acquire a lien upon the Premises, the Building or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within thirty (30) days after Lessor's request therefor, but not more often than once annually so long as Lessee is not in default of this Lease, shall deliver to Lessor the then current audited financial statements of Lessee (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Lessee at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Lessee shall provide Lessor with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Lessor in Lessor's reasonable discretion, which reflects the financial condition of Lessee.

31.      GENERAL PROVISIONS:

         (i) TIME. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

         (ii) SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

         (iii) RECORDATION. Lessee shall not record this Lease or a short form memorandum hereof without the prior written consent of the Lessor.

         (iv) LESSOR'S PERSONAL LIABILITY. The liability of Lessor (which, for purposes of this Lease, shall include Lessor and the owner of the Building if other than Lessor) to Lessee for any default by Lessor under the terms of this Lease shall be limited to the actual interest of Lessor and its present or future partners in the Premises or the Building and Lessee agrees to look solely to the Premises for satisfaction of any liability and shall not look to other assets of Lessor nor seek any recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Lessor; it being intended that Lessor and the individual partners, directors, officers, shareholders, agents or employees of Lessor shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Lessor under this Lease is limited to its actual period of ownership of title to the Building, and Lessor shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder upon transfer of Lessor's interest in the Premises or the Building. Lessee agrees to attorn to any entity purchasing or otherwise acquiring the Premises.

         (v) SEPARABILITY. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

         (vi) CHOICE OF LAW. This Lease shall be governed by the laws of the State of California.

         (vii) ATTORNEYS' FEES. In the event any legal action is brought to enforce or interpret the provisions of this Lease, the prevailing party therein shall be entitled to recover all costs and expenses including reasonable attorneys' fees.

         (viii) ENTIRE AGREEMENT. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party that is not in writing and signed by all parties to this Lease shall be binding.

         (ix) WARRANTY OF AUTHORITY. Each person executing this agreement on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and
(2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder.

         (x) NOTICES. All notices and demands required or permitted to be sent to Lessor or Lessee shall be in writing and shall be sent by United States mail, certified and postage prepaid, or by personal delivery or by overnight courier, addressed to Lessor at 30 Executive Park, Suite 100, Irvine, California 92714, or to Lessee at the Premises, or to such other place as such party may designate in a notice to the other party given as provided herein. Notice shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail.

         (xi) JOINT AND SEVERAL. If Lessee consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

         (xii) COVENANTS AND CONDITIONS. Each provision to be performed by Lessee hereunder shall be deemed to be both a covenant and a condition.

         (xiii) Intentionally Omitted

          (xiv) Intentionally Omitted

32. SIGNS: All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Lessor's prior written approval which approval Lessor will not unreasonably withhold and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Lessor's Sign Criteria as set forth in Exhibit E hereto and made a part hereof. Lessee shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Lessee shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Lessor shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the reasonable costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the Park be permitted hereunder. Lessee further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.

33. MORTGAGEE PROTECTION: Upon any breach or default on the part of Lessor, Lessee will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Lessee with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable time to perform and to cure the default (which, in no event shall be more than ninety (90) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such breach or default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Lessee agrees that each lender to whom this Lease has been assigned by Lessor is an express third party beneficiary hereof. Lessee shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender. Lessee waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Lessee agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Lessee shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Lessor.

         34. QUITCLAIM: Upon any termination of this Lease, Lessee shall, at Lessor's request, execute, have acknowledged and deliver to Lessor a quitclaim deed of Lessee's interest in and to the Premises.

         35. MODIFICATIONS FOR LENDER: If, in connection with obtaining financing for the Premises or any portion thereof, Lessor's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Lessee shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Lessee's rights hereunder or the use, occupancy or quiet enjoyment of Lessee hereunder.

         36. WARRANTIES OF LESSEE: Lessee hereby warrants and represents to Lessor, for the express benefit of Lessor, that Lessee has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Lessee has elected to enter into this Lease and hereby assumes all risks with respect thereto. Lessee hereby further warrants and represents to Lessor, for the express benefit of Lessor, that in entering into this Lease, Lessee has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Lessee, which is not expressly incorporated herein in writing, is hereby waived by Lessee.

         37. COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT: Lessor and Lessee hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act (the "ADA"), a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, and any amendments thereof. Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Lessee shall be responsible for disclosing all relevant information to Lessor regarding its business operations and uses of the Premises that will allow Lessor to construct the Tenant Improvements in compliance with the requirements of ADA. Except for construction of the Tenant Improvements, Lessee shall be responsible at its sole cost and expense for compliance with the requirements of ADA in the Premises. If any barrier removal work or other work is required in the Building, the Common Area or the Park under Title III of the ADA, then such work shall be performed by Lessor; provided, however, if such work is required under the ADA as a result of Lessee's use of the Premises by or on behalf of Lessee, then such work shall be performed by Lessor at the sole cost and expense of Lessee. If ADA work would be required in the Building, the Common Area, or the Park due to any work or alteration to the Premises by Lessee, Lessor shall be entitled to withhold its consent to such work or alteration to the Premises pursuant to Paragraph 10, unless Lessee shall also agree to pay for such ADA work to the Building, the Common Area or the Park. Except as otherwise provided in this provision, Lessee shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA.

         38. BROKERAGE COMMISSION: Lessee hereby represents and warrants to Lessor that Lessee's sole contact with Lessor or with the Premises in connection with this Lease has been directly with Lessor and the Broker (as set forth on Page 1), and that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Lessee. Lessee shall indemnify, defend by counsel acceptable to Lessor, protect and hold Lessor harmless from and against any loss, liability, suit, judgment, reasonable cost or expense, including, but not limited to, experts' and attorneys' fees and costs, arising from or relating to any claim for a fee or commission by any broker or finder in connection with the Premises and this Lease other than Broker, if any.

         IN WITNESS WHEREOF, this Lease is executed on the date and year first written above.

LESSOR:

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

By:     /s/  Kurt D. Schaeffer
        ------------------------------------------

Title:  Assistant Director, Commercial Real Estate
        ------------------------------------------

By:     /s/  Ronald B. Franklin
        ------------------------------------------

Title:  Director, Commercial Real Estate
        ------------------------------------------
        Loan Administration

Date:
        ------------------------------------------

LESSEE:

DENSE-PAC MICROSYSTEMS, INC.
A CALIFORNIA CORPORATION

By:     /s/  William M. Stowell
        ------------------------------------------

Title:  Chief Financial Officer
        ------------------------------------------

Date:   July 25, 1995
        ------------------------------------------

                              ADDENDUM I TO LEASE

LEASE DATED:  June 19, 1995

LESSEE:       Dense-Pac Microsystems, Inc.
              a California Corporation

LESSOR:       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                        OPTION TO EXTEND THE LEASE TERM
                        -------------------------------
                              ("Extension Option")

1. Grant of Option; Exercise. Provided Lessee has not received notice of default in the performance of any of its obligations under the Lease referenced above and failed to cure the same as of the date the option is exercised, Lessee shall have the right, at its option, to extend the term of the Lease for an additional five (5) years ("Extended Term"). The Lease of the Premises during the Extended Term shall be upon the same terms, covenants and conditions as are set forth in the Lease, other than the Base Rent, the term of the Lease and options. If Lessee elects to extend the Lease Term, Lessee shall deliver to Lessor written notice thereof ("Exercise Notice") no earlier than nine (9) months prior to the expiration of the initial term of the Lease and no later than six (6) months prior to the expiration of the initial term of the Lease. If Lessor has not received written notice of Lessee's exercise of this option by 5:00 p.m., Pacific Time on the date which is one hundred eighty (180) days prior to the expiration of the initial lease term, the Lease shall automatically terminate upon the expiration of the initial lease term.

2. Initial Rent During Option Term. If Lessee has timely exercised the Extension Option, monthly Rent commencing on the first day of the Extended Term shall be the fair market rent for the Premises, inclusive of market increase(s), if any, as of the date of the commencement of the Extended Term ("Fair Rent Value").

3. Fair Rental Value. If Lessor and Lessee are unable to agree on the Fair Rental Value of the Premises within ten (10) business days after Lessee has notified Lessor of its exercise of the Extension Option, then Lessor and Lessee shall each appoint a real estate appraiser with at least 5 year's full time commercial appraiser experience in the area in which the Premises are located to appraise and set the Fair Rental Value of the Premises subject to paragraphs 3 and 4 of this Addendum I. If Lessor or Lessee fail to appoint an appraiser within 10 days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Fair Rental Value of the Premises. If the two appraisers are appointed by the parties in this paragraph, they shall meet promptly in an attempt to set the Fair Rental Value. If they are unable to agree within 30 days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated herein within 10 days after the last day the two appraisers were given to set the Fair Rental Value. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving 10 days' notice to the other party, can apply to the president of the local real estate board, or to the presiding judge of the Superior Court of Los Angeles County for the selection of a third appraiser who meets the qualifications by paying one-half of the cost of appointing a third appraiser and paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

        Within fifteen (15) days after selection of the third appraiser, a majority of the appraisers shall set the Fair Rental Value. If a majority of the appraisers are unable to set the Fair Rental Value within the stipulated period of time, the three appraisals shall be added together and their total divided by 3; the resulting quotient shall be the Fair Rental Value for the Premises.

4. Rent Increases. The Fair Rental Value determination, as agreed upon by Lessor and Lessee, or determined pursuant to paragraph 3 of this Addendum I, shall include market rental increase(s), if any, as determined by the prevailing market method, e.g., Consumer Price Index. In no event shall any rental increase determination cause the Base Rent to decrease from that Base Rent in effect at the beginning of the Extended Term.

5. Broker Commission. Lessor shall have no obligation whatsoever to compensate any real estate broker in the Lessee's Extension Option. The Lessor would expect to conduct all Extension Option discussions directly with the Lessee. If for any reason the Lessee has outside real estate consulting services provided to the Lessee, then any commission consideration shall be paid directly by Lessee to the outside real estate brokerage consulting services.

Lessor's Initials:              Lessee's Initials


- ------------------              -----------------

                                  ADDENDUM II

                           EARLY POSSESSION AGREEMENT

Reference is made to that Lease dated June 19, 1995 (the "Lease") by and between Principal Mutual Life Insurance Company ("Lessor") and Dense-Pac Microsystems, Inc., a California Corporation ("Lessee") of approximately 21,346 square feet of space located at 7321 Lincoln Way, Garden Grove, California (the "Premises").

Lessee may occupy the Premises commencing on the latter of July 1, 1995 or mutual execution of this agreement provided that the Lease is signed by the Lessee on or before June 30, 1995, at $8,325.59 per month Base Rent described in the Lease plus its Triple Net Operating Expense charges until the Commencement Date of the Lease. Lessee shall not interfere with Lessor's construction of the Tenant Improvements as agreed in the Lease.

Except as set forth in this Early Possession Agreement, Lessee shall perform all the terms and conditions of the above-referenced Lease.

Unless and until this Lease and Early Possession Agreement are executed by the Lessor and Lessee, the previous Lease by and between Lincoln Technology Center Associates Limited and Patrician Associates, Inc. as "Lessor" and Dense Pac Development, Inc., a California Corporation as "Lessee" dated April 10, 1985, shall remain in effect, including all rent obligations.

Notwithstanding any provision of this Early Possession Agreement, if an event which would have been an event of default under the Lease occurs at any time during the term of the Early Occupancy Period, the Commencement Date of the Lease shall be deemed to be the first date of the Early Occupancy Period and any and all monies, including Base Rent at the initial rate set forth in the Lease, which would have been paid by Lessee to Lessor shall become immediately due and payable by Lessee to Lessor.


LESSOR:

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


By:    /s/ Kurt D. Schaeffer
       ------------------------------------------

By:    /s/ Ronald B. Franklin
       ------------------------------------------


Date:
       ----------------------------------------


LESSEE:

DENSE-PAC MICROSYSTEMS, INC.
A CALIFORNIA CORPORATION

By:    /s/ William M. Stowell
       ---------------------------------------

Title: Chief Financial Officer
       ---------------------------------------

Date:  July 25, 1995
       ---------------------------------------